UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 17, 2019

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure

AAR CORP. (the “Company”) will hold an “Investor Day” conference in New York City on Wednesday, July 17, 2019. Attached as Exhibit 99.1 are the slides that will be used by the Company’s management at the conference.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Investor Day conference slides presented by AAR CORP. on July 17, 2019 in New York City.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Day conference slides presented by AAR CORP. on July 17, 2019 in New York City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2019	AAR CORP.

By:
/s/ SEAN M. GILLEN
Sean M. Gillen
Vice President and Chief Financial Officer
(Principal Financial Officer)